UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                        1-2257                                               13-1394750

(State or other jurisdiction                           (Commission                                         (IRS Employer

       of incorporation)                                     File Number)                                      Identification No.)

135 East 57th Street, 14th Floor, New York, NY                                                    10022

                          (Address of principal executive offices)                                                     (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2018, Trans-Lux Corporation executed an employment agreement with Todd Dupee, Senior Vice President and Chief Accounting Officer, effective on October 1, 2018 which expires on October 1, 2020.  The agreement provides for compensation at the annual rate of $150,000 per annum.  The agreement entitles Mr. Dupee to twenty days’ paid vacation per year, a transportation allowance, business expense reimbursement and certain employee benefits generally available to employees of the Corporation.  The agreement provides for certain severance benefits depending on whether Mr. Dupee leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed herewith as Exhibit 10.1.

Mr. Dupee. 46, was appointed Chief Accounting Officer of the Company on August 16, 2018 and Senior Vice President on September 28, 2018.  Previously he was appointed Interim Chief Accounting Officer on April 26, 2018 and Vice President in 2009.  He had been Controller since 2004, except when he served as Chief Financial Officer from 2013 to 2014 and Interim Chief Financial Officer from 2012 to 2013.  He has been with the Company since 1994 when he graduated from Bentley College with a B.S. in Accountancy.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

            Exhibit 10.1    Employment agreement with Todd Dupee dated October 22, 2018, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2018	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and
Chief Accounting Officer

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